UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 3, 2015

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160
(Address of Principal Executive Offices) (Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

B.           Awards Under 2013 Equity Incentive Compensation Plan.

On December 3, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of Net Element, Inc. (the “Corporation”) approved and authorized grants of the following equity awards pursuant to the Company’s 2013 Equity Incentive Compensation Plan, as amended:

(i) 1,800,000 qualified options to acquire shares of the Company common stock (subject to vesting on December 8, 2015) to Steven Wolberg, the Chief Legal Officer of the Company; and

(ii) 591,667 qualified options to acquire shares of the Company common stock (subject to vesting on December 8, 2015) to Jonathan New, the Chief Financial Officer of the Company.

(iii) 154,500 shares of the Company common stock (subject to vesting on December 8, 2015) to Irina Bukhanova, the Chief Financial Officer of the Company.

B.           Awards Outside 2013 Equity Incentive Compensation Plan.

On December 3, 2015, in reliance on applicable exemption from the securities laws registration requirements and subject to the Corporation shareholders’ approval for purposes of compliance with the Nasdaq Rule 5635(c), the Committee approved and authorized the issuance of 5,791,717 restricted shares of the Company common stock (subject to Rule 144 of the 1933 Securities Act, as amended) to Oleg Firer, the Chief Executive Officer of the Company, in lieu of and in satisfaction of (unless the Corporation shareholders’ approval for such issuance is not obtained by the end of the Corporation’s fiscal year 2016) accrued and unpaid compensation due to him in the amount of $1,042,509 (the “Accrued Cash Compensation”). Such restricted shares will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained until the end of the Corporation’s fiscal year 2016, in which case Oleg Firer will be entitled to the Accrued Cash Compensation.

On December 3, 2015, in reliance on applicable exemption from the securities laws registration requirements and subject to the Corporation shareholders’ approval for purposes of compliance with the Nasdaq Rule 5635(c), the Committee awarded to Oleg Firer, the Chief Executive Officer of the Company, 3,750,000 restricted shares of the Company common stock as performance bonus. Such restricted shares will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained until the end of the Corporation’s fiscal year 2016.

On December 3, 2015, in reliance on applicable exemption from the securities laws registration requirements and subject to the Corporation shareholders’ approval for purposes of compliance with the Nasdaq Rule 5635(c), the Committee awarded to Steven Wolberg, the Chief Legal Officer of the Company, 800,000 restricted shares of the Company common stock as performance bonus. Such restricted shares will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained until the end of the Corporation’s fiscal year 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2015

NET ELEMENT, INC.

By: /s/ Jonathan New
Name: Jonathan New
Title: Chief Financial Officer

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